

Amendment request

Lender presentation

15 October 2008

Forward-looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

Various statements contained in this document constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Words like "believe," "anticipate," "should," "intend," "plan," "will," "expects," "estimates," "projects," "positioned," "strategy," and similar expressions identify these forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. These factors, among others, include: (1) the ability to compete with a range of other communications and content providers; (2) the ability to manage customer churn; (3) the continued right to use the Virgin name and logo; (4) the ability to maintain and upgrade our networks in a cost-effective and timely manner; (5) possible losses in revenues due to systems failures; (6) the ability to provide attractive programming at a reasonable cost; (7) the ability to control unauthorized access to our network; (8) the effect of technological changes on our businesses; (9) the reliance on single-source suppliers for some equipment, software and services and third party distributors of our mobile services; (10) the ability to achieve our business plans; (11) the ability to fund debt service obligations through operating cash flow; (12) the ability to obtain additional financing in the future and react to competitive and technological changes; (13) the ability to comply with restrictive covenants in our indebtedness agreements; and (14) the extent to which our future cash flow will be sufficient to cover our fixed charges.

These and other factors are discussed in more detail under "Risk Factors" and elsewhere in Virgin Media's Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission, or SEC, on February 29, 2008, as amended, and Virgin Media's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2008, as filed with the SEC on May 8, 2008 and for the quarter ended June 30, 2008, as filed with the SEC on August 7, 2008. Virgin Media assumes no obligation to update forward looking statements to reflect actual results, changes in assumptions or changes in factors affecting these statements.

Agenda

- Public lender presentation
  - Performance to date
  - Segment strategy
  - Amendment request
- Q&A

Company transformation

Integration	Re-engineering	Growth
Billing system migration	"Fix the Fundamentals"	Reduce churn
ERP integration	Fault reduction	Product differentiation
Remove duplication	Customer advocacy program	Triple play penetration
Procurement savings	Mobile integration	Up-sell and cross-sell
Process completed		Mobile cross-sell

Building the platform for growth

Delivering against 2008 strategic objectives

Consumer Strategy	YTD Progress
Lead next generation broadband	▪4Mb to 10Mb upgrade completed in Sept 08 ▪Only UK fixed line broadband provider to increase y-o-y net adds in Q2-08 ▪Supported wireless CPE product launched ▪Movement of 20Mb customers onto Docsis 3.0 will improve service quality and speed for all tiers
Lead on demand TV revolution	▪First TV platform to launch iPlayer ▪Approximately 11.5m iPlayer views per month, 1/3 of all iPlayer views ▪92% growth in VOD views from Q2-07 to Q2-08 ▪Increase in PVR penetration from 5% in Q2-07 to 13% in Q2-08
Leverage position in mobile	▪Market leader for Q2-08 gross adds in SIM only market ▪Successful contract cross-sell into cable base ▪Favourable renegotiation of wholesale voice and data rates with T-mobile ▪Mobile broadband launched Oct 08 ▪Mobile sales integration (95% of Q2-08 sales through own channels)

Improving on-net operational trends

Triple play (%)


37.1%
40.6%
45.2%
49.5%
53.1%
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08

Monthly cable ARPU (£)


42.21
42.82
42.16
42.24
41.63
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08

On-net RGU growth


2.23x
2.26x
2.29x
2.32x
2.36x
(9)
135
206
154
83
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
RGU net adds ('000s)
RGU/customer

Monthly on-net cable churn


1.5%
1.7%
1.8%
1.4%
1.3%
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08

Improved cash flow generation

(£m)	H1-07	H1-08	LTM Q2-07[(a)]	FY-07	LTM Q2-08[(a)]
Revenue					
Consumer	1,257	1,228	2,544	2,486	2,458
Business	319	318	650	642	640
Content	154	163	350	348	357
Mobile	287	283	579	598	594
Total Revenue	**2,017**	**1,992**	**4,123**	**4,074**	**4,049**
OCF[(b)]					
Cable	549	600	1,142	1,162	1,213
Content	12	4	20	13	4
Mobile	59	53	90	109	102
Total OCF	**621**	**657**	**1,252**	**1,284**	**1,320**
% revenue	*30.8%*	*33.0%*	*30.4%*	*31.5%*	*32.6%*
Fixed asset additions					
(accrual basis)[(c)]	**311**	**293**	**637**	**580**	**561**
% revenue	*15.4%*	*14.7%*	*15.4%*	*14.2%*	*13.9%*

(a) See Appendices for the calculation of LTM (last twelve months) data, some of which involve non-GAAP financial measures. See notes (b) and (c) below

(b) OCF is operating income before depreciation, amortisation, goodwill impairment and other charges and is a non-GAAP financial measure. See Appendices for a reconciliation of non-GAAP financial measures to their nearest GAAP equivalents

(c) Fixed asset additions (accrual basis) is a non-GAAP financial measure. See Appendices for a reconciliation of non-GAAP financial measures to their nearest GAAP equivalents

Operational transformation

Our Vision	▪ Build new operating model for our organisation which delivers significant improvements in: - Customer focus - Product delivery and management - Clearer accountabilities leading to streamlined decision making

Key areas

Customer Growth	▪ Maximise value from sales channels ▪ Enhance efficiency of growth call centres ▪ Drive marketing spend efficiency
Customer Service	▪ Call volume reduction, increased product reliability and self-service ▪ Increase efficiency of call centres through multi-skilling and differentiating call types ▪ Improve resource management ▪ Simplify and review our supply chain
Support Functions	▪ Transformation of IT support ▪ Rationalisation of property portfolio ▪ Review support functions

Board of Directors

James F. Mooney
Chairman
Joined: Mar-03

Neil Berkett
CEO
Joined: Sep-05

Charles L. Allen
Non-exec. Chairman, Global Radio & Non-exec. Director, Endemol
Joined: Sep-08

Edwin M. Banks
Founder, Washington Corner Capital Management
Joined: May-03

Jeffrey D. Benjamin
Senior Advisor, Cyrus Capital Partners
Joined: Jan-03

James A. Chiddix
Vice Chairman, Open TV Corp, & Vyyo Inc
Joined: Jul-08

Andrew Cole
Chief Marketing Officer & Senior VP, Asurion
Joined: Jul-08

William R. Huff
President, W.R. Huff Asset Management Co.
Joined: Jan-03

Gordon McCallum
CEO, Virgin Management Limited
Joined: Sep-06

John N. Rigsby
Former President, Bright House Networks Florida Group
Joined: Sep-08

Steven J. Simmons
Chairman & CEO, Simmons/Patriot Media Communications
Joined: Jul-08

George R. Zoffinger
Former President & CEO, New Jersey Sports & Exposition Authority
Joined: Jan-03

Management

Neil Berkett
CEO

Bryan H. Hall
General Counsel and Company Secretary

Elisa Nardi
Chief People Officer

Charles Gallagher
Senior Vice President Finance

Howard Watson
Chief Transformation and Technology Officer

Andrew Barron
Chief Customer and Operations Officer

Mark Schweitzer
Chief Commercial Officer

Malcolm Wall
Chief Executive Officer Content Division

Broadband

Opportunity and strategic initiatives in broadband

	Characteristics	Our positioning	Opportunity
Low tier broadband	▪ Growth driven by price & bundles	▪ Lowest unit cost operator	✓✓✓
Mid tier broadband	▪ Significant up-sell opportunity	▪ 10Mb cable offering superior to 16Mb DSL (latter reaches only 10% of UK homes)	✓✓✓
High tier broadband	▪ Speed & quality important ▪ Application driven	▪ Sustainable competitive advantage vs ADSL	✓✓✓

- Redefine broadband tiers (2/10/20/50Mb) to differentiate, reduce churn, and increase share of broadband profit pool through focus on upsell and better value acquisitions
- Roll out of Docsis 3.0 will lead to quality and speed improvements

Improving broadband tier mix

On-net broadband tier mix (000's/% of total)


3,192
3,308
3,414
3,502
3,563
5.7%
6.1%
6.8%
8.0%
9.3%
19.2%
17.8%
16.9%
16.7%
17.2%
75.1%
76.1%
76.3%
75.3%
73.5%
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
'M' 2Mb
'L' 4/10Mb
'XL'20Mb

Note Q2-08 data cleanse resulted in 6,500 increase in broadband subs, 55k net adds figure excludes data cleanse impact to show true organic growth

- Demand for bandwidth increasing rapidly
  - iPlayer, iTunes, Social networking, large digital files, internet devices
  - Average customer downloads >8Gb per month, up 76% from Q1-07
- Improving mix due to speed increases
  - 82% growth in XL tier y-o-y
  - 4 to 10Mb upgrade also driving improvements (completed Q3-08)
- More stable competitive environment
  - 55k net adds in Q2-08, up 21% y-o-y
  - Only UK fixed line broadband provider to increase y-o-y net adds in Q2-08

Broadband – network advantage today



BT Network
Local Exchange
Copper
Street cabinet
Copper for voice, video and data services
Home
BT's copper drops from node to home are up to 7km (typical 3.25km)
VMED
Hub Site
Fibre
Street cabinet
Copper voice only
Coax 0-750MHz spectrum
Home
Broadband speed not affected by length of drop
Offer 2, 10, 20 and 50Mb broadband speeds

- *VMED cable network:*
  - Next generation core and access with fibre to the street cabinet
  - 1/3 of spectrum dedicated to analogue to be freed up with analogue switch off
  - Increased capacity by > 50% in '07 and '08, allowing 50Mb rollout in Q4-08
- *BT network:*
  - Copper from local exchange to home causes DSL signal to degrade over distance
  - Street cabinet typically 3.25km from home
  - < 5% of UK homes get speeds >20 Mb
  - Traffic shaping used because of capacity constraints

Broadband – network advantage in 2012



Local Exchange
ADSL
Fibre
Street cabinet
VDSL
Copper for voice, video, data & wholesale services
Home
BT's typical copper drop ~420m
Broadband speed 40Mb
VMED
Hub Site
Fibre
Street cabinet
Copper voice only
Coax 0-750MHz spectrum
Home
Broadband speed not affected by length of drop
Max speed up to 200Mb

- DSL will have peak usage bandwidth constraints even after BT 21CN completed
- BT will still rely on copper drop to home to deliver all services
  - VDSL and ADSL to co-exist in copper bundles, limiting BT speeds
- VMED uses copper for voice only and coax for broadband, DTV, VOD, HDTV
- BT to spend £1.5bn on infrastructure plus CPE to 40% of UK whereas VMED has a next generation network today that will remain superior in 2012

Television

Opportunity and strategic initiatives in TV

	Characteristics	Our positioning	Opportunity
Premium TV	• Low growth • Heavy investment	• Poor content economics • Sky owns c.80% market	LIMITED
Basic pay-TV	• Decent growth • Choice/price driven	• VOD to all • Setanta in XL TV tier	✓✓
Free DTV	• Many subs dissatisfied and want more choice	• "Free TV + VOD" bundled with other products	✓✓

- Continued investment in VOD and select HD content
  - Only major UK VOD provider with 4,600 hours of content made up of over 500 movies, 2000 hours of TV, 2000 music videos
- Continue rollout of V+ PVRs
- Analogue switch-off will free up network capacity for enhanced VOD services, additional digital channels, and more HD content

Enriched TV content and capability

TV net adds ('000s)


2
20
61
37
25
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08

Monthly VOD views (m)


20
23
33
36
38
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08

V+ base ('000s)


167
190
262
364
425
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08

- Continued TV growth: ~50% digital base take "XL"
  - catch-up (VOD) content free to all customers; TV series (SVOD) and music on demand free to top tier customers
- VOD usage differentiates and reduces churn
  - only TV platform to carry BBC iPlayer (approximately 11.5m views per month)
  - 45m VOD views in Aug 08
  - enhance VOD offering with HD content
- DVR growth potential
  - V+ penetration is still low at 13%
  - complementary to VOD, creates stickiness and reduces churn

Telephony

Mobile

Fixed line

Contract mobile drives consumer value

Contract mobile customers ('000s)


96
192
299
376
492
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08

Economic discipline in pre-pay adds ('000s)


61
(60)
(99)
13
(190)
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08

Lower mobile churn by VMED cable customers


VMED customers
82.4%
Non-VMED customers
56.4%
Mobile subscribers retained at 12 months

Mobile OCF (£m)


16
14
33
18
36
Q3-06
Q4-06
Q2-07
Q4-07
Q2-08

Fixed line telephony

Market overview

Share of outbound voice call volumes (%)



24.0
26.1
28.1
30.8
35.2
40.2
76.0
73.9
71.9
69.2
64.8
59.8
2002
2003
2004
2005
2006
2007
Fixed
Mobile

Source: Ofcom

UK telecom connections (m)



49.6
52.8
59.7
65.5
69.8
73.5
35.2
35.0
34.6
34.1
33.6
33.7
2002
2003
2004
2005
2006
2007
Mobile subscriptions
Fixed lines

Source: Ofcom

VMED

- Strategy to stabilise ARPU
  - selected price increases
  - product and offer innovation
  - creative bundling

VMED on-net telephony net adds ('000s)



(57)
(1)
39
29
3
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08

Content Division

Content overview

Content revenue (£m)[a]



32.0
47.7
33.2
52.8
33.5
86.8
34.7
55.0
34.8
51.2
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Sit-up
VMTV

Cash from UKTV (£m)



7
11
12
8
1
9
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08

Share of viewing Q2-08[b]

VMTV	2.4%
UKTV	3.5%
Sky Basics	2.8%
Viacom	1.8%
Discovery	1.2%

Commercial impacts growth

	YoY
VMTV	8.1%
UKTV	9.7%
Sky Branded	(1.7)%
Viacom	13.9%
Discovery	12.2%

Share of viewing growth[b]

	YoY
VMTV	3.5%
UKTV	5.4%
Sky Basics	(1.4)%
Viacom	0.0%
Discovery	(0.8)%

(a) Before intersegment eliminations
(b) Share of viewing in all homes, Q2-08 BARB

Key strategic initiatives

- VMtv and UKTV exploring re-branding of key channels to capitalise on success of launching ***Dave*** in attracting key demographic targets
- Using existing Virgin 1 Freeview presence to promote and cross-sell pay-TV offerings and to increase share of ad-sale revenue market
- A new gambling channel, ***Challenge Jackpot***, introduced to strengthen channel line-up and portfolio
- Virginmedia.com Portal: maintain position in top 10 most popular UK sites

Business services

Competitive strengths and strategy

- Network passes within 40 meters of 52% of all UK businesses and could serve over 75% of all regional / local authorities
- Further consolidation expected in the industry, favouring companies with technical advantage
- Targets medium-sized corporates and public sector organisations in both retail and wholesale markets
- Offering multi-site, managed network Data solutions tailored to the specific requirements of customers

Market shares in UK business retail private target market


Global Crossing, 2%
Verizon, 3%
Vanco, 1%
Other, 1%
CPW (Opal), 3%
VMED, 10%
Affiniti, 8%
C&W/Thus, 13%
BT, 59%

Source: VMED

Business services


Business revenue mix (£m/% of total)
163
156
160
163
161
157
31.0%
29.7%
28.5%
28.8%
29.2%
28.6%
9.1%
8.5%
11.1%
13.1%
11.6%
11.2%
25.3%
27.4%
27.1%
26.6%
28.0%
29.8%
34.6%
34.3%
33.4%
31.5%
31.2%
30.4%
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Retail Voice
Retail Data
Retail Other
Wholesale

- Shift from lower margin voice to higher margin data services
- Continued growth in high-margin Retail Data and Wholesale product lines
  - data growth products include IPVPN, Ethernet and internet services
- Balanced revenue streams, including next-generation Voice products
- Continued pressure on wholesale pricing
- Low margin BAA T5 contract winding down from Q3-08

Conclusion

Positioned for softer economic climate

- Home entertainment/communication bundles are good value and increasingly non-discretionary
- Low exposure to advertising; ~3% of revenue
- Spin-down risk seen as limited due to good customers and pricing mix
- Successful focus on up-sell and cross-sell
- Improving value and quality for customers: several "free offerings"
- Churn remains low despite price rises
  - slower housing market reduces movers churn
- Managing risk through improved customer service and cross-sell of mobile onto cable

Significant asset value

NETWORK
- Unique asset creating a sustainable competitive advantage
- Fibre network close to 12.6m homes
- Best placed for next generation broadband

CONSUMER
- 4.7m customers provides valuable annuity stream
- Broadband growth opportunity
- Brand value strong and growing
- Engaging in regulatory process to improve market dynamics

MOBILE
- 4.3m customers
- Substantial contract cross-sell opportunity
- Mitigates fixed to mobile substitution

BUSINESS
- Leverages network advantage
- Strong cashflow generation
- Well-placed for market consolidation

CONTENT
- A leading Pay TV provider; also exploiting Free TV growth
- UKTV assets leverage valuable BBC content
- Growing broadband content and portal

TAX ASSETS (at Dec-07)
- £13.1bn UK unutilised capital allowances
- £3.2bn UK net operating losses
- £237m US net operating losses

Attractive fundamentals & growth opportunity

- Disciplined focus on execution and improving fundamentals
- Superior network provides significant technical, product and economic advantage now and in future
- More stable competitive environment
- Resilient business model in challenging macroeconomic and competitive environment
- Superior 10/20/50Mb broadband offering positioned to take a disproportionate share of economic profit pool
- Leading position in On-Demand TV, centred on VOD
- Platform for growth by increasing penetration of mobile in the on-net base
- Strong and experienced management team

Amendment request

Rationale for amendment request

- Given Virgin Media's strong positive momentum on the operational side and the desire of its senior management and Board to maintain focus on enhancing operating performance, the company decided to approach its lenders to address its amortization payments in 2010/11, to provide an improved platform to execute the company's strategy over the next three years
- After the issuance of convertible bonds in April 2008, the amendment package is the second step in proactively addressing the company's refinancing needs and allow the company to term out maturities over the next three years
- The proposed amendments will:
  - push out amortizations, allowing significantly more time to seek a full refinancing, which is expected to occur once the markets allow
  - create flexibility to tap the bank and bond markets as opportunities arise to term out the current capital structure
  - permit management to maintain focus on enhancing operating performance with new transformation plans and strategic initiatives
- The amendment package has been designed to take into account the interest of both Virgin Media and its lenders and is supported by the company's top ten relationship banks

VMED capitalisation as of June 30, 2008

	Size (£m)[(a)]	Pricing	Maturity	LQA leverage multiple[(b)]
TL A-A1	2,076	L+1.625%	Mar-11	
TL B1-B6	1,948	L+2.0% - 2.125%	Sep-12	
TL C	300	L+2.750%	Mar-13	
Senior secured debt[(c)]	**4,324**			**3.2x**
Cash	(427)			(0.3)x
Net senior secured debt[(e)]	**3,897**			**2.9x**
Capital leases & other	154			
Senior notes	1,043	9.43%[(d)]	2014/2016	0.8x
Net total debt (Bank group)[(e)]	**5,094**			**3.8x**
Convertible bond	502	6.93%[(d)]	2016	0.4x
Net total group debt[(e)]	**5,597**			**4.2x**

(a) Value based on exchange rates as of 30 Jun 08
(b) LQA leverage multiple, as shown, is a ratio calculated by dividing the relevant debt measure by the last quarter annualised (LQA) OCF. LQA OCF as shown is OCF for Q2 2008 multiplied by four. LQA leverage multiple and OCF are non-GAAP financial measures. See the Appendices for a reconciliation of non-GAAP financial measures to their nearest GAAP equivalents
(c) Excludes £100m revolving credit facility due Mar-11
(d) Hedged coupon
(e) Net senior secured debt, Net total debt (Bank group) and Net total group debt are non-GAAP financial measures. See the Appendices for a reconciliation of non-GAAP financial measures to their nearest GAAP equivalents

Senior deleveraging ahead of schedule

- Net LQA leverage multiple reduced from 3.7x to sub 3.0x over last 18 months[a]
- Recent positive trend reflected in rating upgrade from Fitch and positive outlook from S&P

Debt ratings	Q4-06	Q4-07	Q2-08
Moody's	Ba3 Stable	Ba3 Negative	Ba3 Negative
S & P's	B+ Positive	B+ Stable	B+ Positive
Fitch	B+ Stable	B+ Positive	BB- Stable

Prepayments	Amount (£m)	Date
Voluntary prepayment	120	Sep-06
TL A repayment	863	Apr-07
Excess cashflow	74	May-07
Voluntary prepayment	200	Dec-07
Convertible/cash on B/S	504	Apr-08
	1,761	
New TL B raised	(890)	Apr-07
Net prepayments	871	

£m	Q4-06	Q4-07	Q2-08
Senior			
A Loans	3,412.1	2,337.1	2,075.9
B Loans	1,312.5	2,167.7	1,948.2
C Loans	300.0	300.0	300.0
Total[b]	5,024.6	4,804.8	4,324.1
Net LQA leverage multiple[a]			
	3.7x	3.5x	2.9x

(a) Net LQA leverage multiple is the ratio of Net senior secured debt to annualised OCF (four times the OCF for the relevant quarter) and is calculated utilising non-GAAP financial measures. See Appendices for calculation of the Net LQA leverage multiples and a reconciliation of non-GAAP financial measures to their nearest GAAP equivalents

(b) Excludes £100m revolving credit facility due March 2011

Significant amortisation pressure remains

Aim of the amendment

- Defer TLA scheduled amortisations and maturity of TLA/RCF to June 2012
- Have TLB lenders relinquish their pro-rata right to voluntary and mandatory prepayments until TLA is repaid
- Increase financial flexibility by obtaining the right to incur debt to repay TLA/TLB
- Reset covenants to reflect the higher cost of debt, deferred amortisation and new business plan

Scheduled amortisation (£m)



4
526
579
966
1,948
300
Q3-09
Q1-10
Q3-10
Q1-11
Q3-12
Q1-13
TLA
TLB
TLC

Request to all lenders (majority consent)

- Permit issuance of HY bonds *pari passu* with existing bonds to repay TLA/TLB
  - maturity no earlier than maturity of existing April 2014 bonds
  - 100% mandatory prepayment from net proceeds
- Permit flexibility to add new tranches of senior debt to repay TLA/TLB
  - maturity no earlier than TLB maturity (Sep 2012)
  - margin of new loans capped at 0.75% above the highest effective margin on new TLB tranches
- Adjust definition of Consolidated OCF to exclude certain one-off restructuring costs
- Allow addition of £500m debt basket for tax-related financings; all proceeds to be used to repay TLA/TLB debt
- Conditional reset of covenants based on TLA Paydown Condition being met
- 25bps amendment fee for consenting lenders

Request to individual lenders

I. For TLA/A1 lenders – request to roll into new TLA2/A3 tranches which will feature:
   - maturity in June 2012, bullet repayment
   - unchanged pro rata sharing of voluntary and mandatory prepayments
   - 137.5bps margin increase, 100bps consent fee (payable in 2 tranches) to rolling lenders

- Effectiveness of amendments to TLA2/A3 conditional on TLA lenders receiving par repayments of 20% TLA/A1, by the later of 30 April 2009 or six months (extendable to 9 months for a 10bps fee) from effectiveness of Amendment (*Paydown Condition*)
- Consenting TLA2/TLA3 lenders benefit from revised margin ratchet

Leverage Ratio	**Current margin**	**New Margin**
Less than 3.00:1	1.250%	2.625%
Greater than or equal to 3.00:1 but less than 3.40:1	1.375%	2.750%
Greater than or equal to 3.40:1 but less than 3.80:1	1.500%	2.875%
Greater than or equal to 3.80:1 but less than 4.20:1	1.625%	3.000%
Greater than or equal to 4.20:1	1.750%	3.125%

- Non-consenting TLA/A1 lenders will continue to participate under existing TLA/A1 tranches

Request to individual lenders (continued)

II. For RCF lenders – request to roll into a new RCF 2 tranche which will feature:
   - maturity in June 2012 (same as new TLA2/A3 tranches)
   - 137.5bps margin increase, 100bps consent fee (payable in 2 tranches) to rolling lenders
   - revised margin ratchet (same as TLA2/A3 lenders)

- Effectiveness of amendments to RCF2 conditional on fulfillment of Paydown Condition
- Non-consenting RCF lenders will continue to participate in existing RCF tranche

III. For TLB lenders – request to roll into new TLB7 – B12 tranches which will feature:
   - same maturity as existing TLB tranches (Sep 2012)
   - no pro rata sharing of mandatory and voluntary prepayments
   - 150bps margin increase, 100 bps consent fee to rolling lenders

- Non-consenting TLB lenders will continue to participate in existing TLB1 – B6 tranches

Covenant reset

Quarter date	Interest coverage ratio		Leverage ratio	
	Current	Proposed	Current	Proposed
Q3-08	2.55x	NC	4.90x	NC
Q4-08	2.60x	NC	4.90x	NC
Q1-09	2.65x	2.60x	4.85x	NC
Q2-09	2.80x	2.60x	4.70x	NC
Q3-09	3.00x	2.60x	4.40x	NC
Q4-09	3.15x	2.60x	4.15x	4.25x
Q1-10	3.35x	2.60x	4.00x	4.25x
Q2-10	3.55x	2.65x	4.00x	4.10x
Q3-10	3.75x	2.70x	3.70x	4.00x
Q4-10	3.75x	2.75x	3.60x	3.90x
Q1-11	4.00x	2.85x	3.40x	3.75x
Q2-11	4.00x	2.90x	3.25x	3.70x
Q3-11	4.00x	3.00x	3.00x	3.60x
Q4-11	4.00x	3.05x	3.00x	3.50x
Q1-12	4.00x	3.10x	3.00x	3.50x
Q2-12	4.00x	3.20x	3.00x	NC
Q3-12 and thereafter	4.00x	NC	3.00x	NC

Note: NC = No change from current levels in SFA

Margins and fees

Debt tranche	RCF	TL A/A1	TL B1-B6	TL C
Waiver fee	25bps	25bps	25bps	25bps
Consent fee for rolling to new tranches	100bps	100bps	100bps	–
Margin increase for debt rolled to new tranches	137.5bps	137.5bps	150.0bps	–

- For consenting TLB and TLC lenders, all fees and margin increases effective upon effectiveness of Amendment Agreement
- For consenting TLA and RCF lenders
  - waiver fees and 25 bps of the consent fee for rolling to new tranches due upon effectiveness of Amendment Agreement
  - margin increase and 75 bps of the consent fee due once Paydown Condition satisfied

Consent process

The consent process requires separate consent decisions by the lenders:

- All lenders are asked to consent to the overall amendment package, which requires the consent of 66 2/3% of all lenders, as well as 66 2/3% of all lenders other than the TLC lenders
- In addition, each TLA, TLB and RCF lender must individually consent in order for the provisions specific to those new tranches to take effect in respect of that lender
  - With respect to the individual consents, there are no minimum thresholds – each lender decides on an individual basis whether or not to be subject to the provisions specific to the new TLA, TLB and RCF tranches (but consent can only be given in respect of a lender's entire holdings of TLA, TLB and RCF – partial consents are not permitted)
- The deadline for giving consent is 31 October 2008

Amendment timetable

October 2008

M	T	W	T	F	S	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	**15**	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	**31**		

November 2008

M	T	W	T	F	S	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

Date	***Event***
13 October	Launch the amendment process
15 October	Lender presentation
31 October	Deadline for receipt of consents
3 November	Amendment becomes effective
Shortly thereafter	Fees paid to consenting lenders

Conclusion

- Disciplined focus on execution and improving fundamentals to position the company for growth
- Superior network provides significant technical, product and economic advantage now and in future
- Continue to invest in and leverage off our superior high speed broadband, leading On-Demand TV networks and mobile platform
- Management focus on improving operating performance and efficiency, resulting in financial benefits
- Proactively addressing company's ability to meet its principal amortisation obligations

Amendment request

Q & A session

Appendices

Non-GAAP Measures

Virgin Media uses non-GAAP financial measures with a view to providing investors with a better understanding of the operating results and underlying trends to measure past and future performance and liquidity.

We evaluate operating performance based on several non-GAAP financial measures, including (i) operating income before depreciation, amortisation, goodwill impairment and other charges (OCF), (ii) fixed asset additions (accrual basis), and (iii) net total group debt, which we also refer to as net debt, as we believe these are important measures of the operational strength of our business. Since these measures are not calculated in accordance with GAAP, they should not be considered as a substitute for operating income (loss), purchase of fixed assets and purchase of intangible assets, and long-term debt (net of current portion), respectively.

This presentation also includes, as additional non-GAAP financial measures (i) net senior secured debt and (ii) net total debt (Bank group) because we believe that these measures potentially are of interest to our senior lenders in assessing our financing obligations. Since these measures are not calculated in accordance with GAAP they should not be considered as a substitute for long-term debt (net of current portion).

This presentation further includes another non-GAAP financial measure, net LQA leverage multiple, which is the ratio of net senior secured debt to annualised OCF (four times the OCF for the relevant quarter). We believe that this ratio is potentially of interest to our senior lenders in assessing our cash flows and liquidity. The amounts used in this calculation should not be considered a substitute for measures calculated in accordance with GAAP, as discussed above.

Operating income before depreciation, amortisation, goodwill impairment and other charges (OCF)

- Operating income before depreciation, amortisation, goodwill impairment and other charges, which we refer to as OCF or OCF (Total), is not a financial measure recognised under GAAP. OCF represents our operating revenue before depreciation, amortisation, goodwill impairment and other charges. Our management, including our chief executive officer, who is our chief operating decision maker, considers OCF as an important indicator of our operational strength and performance. OCF excludes the impact of costs and expenses that do not directly affect our cash flows. Other charges, including restructuring charges, are also excluded from OCF as management believes they are not characteristic of our underlying business operations. OCF is most directly comparable to the GAAP financial measure operating income (loss). Some of the significant limitations associated with the use of OCF as compared to operating income (loss) are that OCF does not consider the amount of required reinvestment in depreciable fixed assets and ignores the impact on our results of operations of items that management believes are not characteristic of our underlying business operations.

- We believe OCF is helpful for understanding our performance and assessing our prospects for the future, and that it provides useful supplemental information to investors. In particular, this non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to operating income (loss) shown below, provides a more complete understanding of factors and trends affecting our business. Because GAAP financial measures are not standardised, it may not be possible to compare OCF with other companies' GAAP financial measures that have the same or similar names.

Fixed asset additions (accrual basis)

- Our primary measure of expenditures for fixed assets is Fixed Asset Additions (Accrual Basis). Fixed Asset Additions (Accrual Basis) is defined as the purchase of fixed assets and intangible assets as measured on an accrual basis. Our business is underpinned by significant investment in network infrastructure and information technology. Our management therefore considers Fixed Asset Additions (Accrual Basis) an important component in evaluating our liquidity and financial condition since purchases of fixed assets are a necessary component of ongoing operations. Fixed Asset Additions (Accrual Basis) is most directly comparable to the GAAP financial measure purchase of fixed and intangible assets, as reported in the Statement of Cash Flows. The significant limitations associated with the use of Fixed Asset Additions (Accrual Basis) as compared to purchase of fixed assets and purchase of intangible assets is that Fixed Asset Additions (Accrual Basis) excludes timing differences from payments of liabilities, including finance leases, related to purchase of fixed assets and purchase of intangible assets. We exclude these amounts from Fixed Asset Additions (Accrual Basis) because timing differences from payments of liabilities, including the use of finance leases, are more related to the cash management treasury function than to our management of fixed asset purchases for long-term operational performance and liquidity. We compensate for the limitation by separately measuring and forecasting working capital.

Net total group debt, Net senior secured debt and Net total debt (Bank group)

- Net total group debt is defined as long-term debt inclusive of current portion, less cash and cash equivalents. Net senior secured debt is defined as our long-term debt related to our senior credit facility inclusive of current portion, less cash and cash equivalents. Net total debt (Bank group) is defined as our long term debt related to our senior credit facility inclusive of current portion, senior notes, capital leases and other obligations, less cash and cash equivalents. Our management, including our chief operating decision-maker, consider these measures as potentially of interest to our senior lenders in assessing our financing obligations.

- Net total group debt, net senior secured debt and net total debt (Bank group) are not financial measures recognised under GAAP. These measures are most directly comparable to the GAAP financial measure, long term debt, net of current portion. The significant limitation associated with the use of net total group debt as compared to long term debt, net of current portion is that net total group debt includes the current portion of long term debt. The significant limitation associated with the use of net senior secured debt as compared to long term debt, net of current portion is that net senior secured debt includes the current portion of debt and excludes our subordinated debt obligations. The significant limitation associated with the use of net total debt (Bank group) as compared to long term debt, net of current portion is that net total debt (Bank group) includes the current portion of debt and excludes our convertible debt obligations. These measures also assume that all of the cash and cash equivalents are available to service debt.

- We believe these measures may be helpful for understanding our debt funding obligations and provide useful supplemental information to senior lenders. Because non-GAAP financial measures are not standardised, it may not be possible to compare net total group debt, net senior secured debt and net total debt (Bank group) with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for long term debt, net of current portion or other measures of financial performance or liquidity reported in accordance with GAAP.

Non-GAAP Reconciliation

- Reconciliation of operating income before depreciation, amortisation, goodwill impairment and other charges (OCF) to GAAP operating (loss) income

(in £ millions) (unaudited)	Six months ended June 30, 2007		Six months ended June 30, 2008		Last twelve months ended June 30, 2007		Year ended December 31, 2007		Last twelve months ended June 30, 2008	
	£m	% Revenue	£m	% Revenue	£m	% Revenue	£m	% Revenue	£m	% Revenue
Operating income before depreciation, amortisation, goodwill impairment and other charges (OCF)	621.0	30.8%	657.1	33.0%	1,251.8	30.4%	1,283.5	31.5%	1,319.6	32.6%
Reconciling items										
Depreciation and amortisation	(618.6)	(30.7%)	(625.7)	(31.4%)	(1,203.3)	(29.2%)	(1,238.2)	(30.4%)	(1,245.3)	(30.8%)
Goodwill impairment	-	-	(366.2)	(18.4%)	-	-	-	-	(366.2)	(9.0%)
Other income (charges)	(14.7)	(0.7%)	(2.9)	(0.1%)	(61.2)	(1.5%)	(28.7)	(0.7%)	(16.9)	(0.4%)
Operating (loss) income	(12.3)	(0.6%)	(337.7)	(16.9%)	(12.7)	(0.3%)	16.6	0.4%	(308.8)	(7.6%)

Note: Last twelve months information has been derived from previously reported results

Non-GAAP Reconciliation *(continued)*

- Reconciliation of Fixed Asset Additions (Accrual Basis) to GAAP purchase of fixed assets and purchase of intangible assets

(in £ millions) (unaudited)	Six months ended June 30, 2007		Six months ended June 30, 2008		Last twelve months ended June 30, 2007		Year ended December 31, 2007		Last twelve months ended June 30, 2008	
	£m	% Revenue	£m	% Revenue	£m	% Revenue	£m	% Revenue	£m	% Revenue
Fixed Asset Additions (Accrual Basis)	311.1	15.4%	292.8	14.7%	637.0	15.4%	579.6	14.2%	561.3	13.9%
Fixed assets acquired under capital leases	(15.2)	(0.7%)	(52.3)	(2.6%)	(29.7)	(0.7%)	(45.8)	(1.1%)	(82.9)	(2.1%)
Changes in liabilities related to fixed asset additions	(9.7)	(0.5%)	(7.2)	(0.4%)	(29.7)	(0.7%)	2.4	0.1%	4.9	0.1%
Total Purchase of Fixed Assets and Intangible Assets	286.2	14.2%	233.3	11.7%	577.6	14.0%	536.2	13.2%	483.3	11.9%

Note: Last twelve months information has been derived from previously reported results

Non-GAAP Reconciliation (continued)

- Reconciliation of Net senior secured debt, Net total debt (Bank group) and Net total group debt to Long term debt, net of current portion

(in £ millions) (unaudited)	As at Dec 31, 2006	As at Dec 31, 2007	As at June 30, 2008
Net senior secured debt	4,606.1	4,483.4	3,897.3
Capital leases & other	110.1	121.7	154.2
Senior notes	1,024.4	1,032.0	1,042.8
Net total debt (Bank group)	5,740.6	5,637.1	5,094.3
Convertible bond	-	-	502.4
Net total group debt	5,740.6	5,637.1	5,596.7
Cash and cash equivalents	418.5	321.4	426.8
Current portion of long term debt	(141.9)	(29.1)	(33.3)
Long term debt, net of current portion	6,017.2	5,929.4	5,990.2

Net LQA leverage multiple

(in £ millions) (unaudited)	As at Dec 31, 2006	As at Dec 31, 2007	As at June 30, 2008
Net senior secured debt	4,606.1	4,483.4	3,897.3
Last Quarter OCF	313.0	321.0	332.9
Last Quarter Annualised (LQA) (Last Quarter OCF x4)	1,252.0	1,284.0	1,331.6
Net LQA leverage multiple	3.7x	3.5x	2.9x

Last Twelve Months (LTM) – June 30, 2007

(in £ millions) (unaudited)	Three months ended				LTM ended
	Sep 30, 2006	Dec 31, 2006	Mar 31, 2007	Jun 30, 2007	Jun 30, 2007
Revenue					
Consumer	642.8	644.4	637.3	619.3	2,543.8
Business	162.3	168.8	163.0	155.8	649.9
Content	79.4	116.7	80.6	73.6	350.3
Mobile	140.4	151.7	141.0	146.3	579.4
Total Revenue	1,024.9	1,081.6	1,021.9	995.0	4,123.4
Segment OCF[a]					
Cable	296.3	296.8	266.8	282.5	1,142.4
Content	5.5	2.0	12.2	0.1	19.8
Mobile	16.0	14.2	26.7	32.7	89.6
Total OCF	317.8	313.0	305.7	315.3	1,251.8

(a) For a discussion of Segment OCF and its use by the Company's management, see Note 11 to the financial statements in the Company's quarterly report on Form 10-Q filed on August 7, 2008

Note: LTM information has been derived from previously reported quarterly results. For further details regarding these results, see the information on our Earnings Releases filed on Form 8-K on November 8, 2006, February 28, 2007, May 9, 2007 and August 8, 2007

Last Twelve Months (LTM) – June 30, 2008

(in £ millions) (unaudited)

	Three months ended				LTM ended
	Sep 30, 2007	Dec 31, 2007	Mar 31, 2008	Jun 30, 2008	Jun 30, 2008
Revenue					
Consumer	607.7	621.9	618.2	610.3	2,458.1
Business	160.0	163.0	160.7	156.8	640.5
Content	79.8	114.1	83.4	79.5	356.8
Mobile	158.7	151.6	139.5	143.9	593.7
Total Revenue	1,006.2	1,050.6	1,001.8	990.5	4,049.1
Segment OCF[(a)]					
Cable	303.5	309.5	301.9	298.3	1,213.2
Content	6.5	(6.3)	5.1	(0.9)	4.4
Mobile	31.5	17.8	17.2	35.5	102.0
Total OCF	341.5	321.0	324.2	332.9	1,319.6

(a) For a discussion of Segment OCF and its use by the Company's management, see Note 11 to the financial statements in the Company's quarterly report on Form 10-Q filed on August 7, 2008

Note: LTM information has been derived from previously reported quarterly results. For further details regarding these results, see the information on our Earnings Releases filed on Form 8-K on November 7, 2007, February 28, 2008, May 8, 2008 and August 7, 2008

LTM Non-GAAP Reconciliations
June 30, 2007

(in £ millions) (unaudited)

	Three months ended				LTM ended
	Sep 30, 2006	Dec 31, 2006	Mar 31, 2007	Jun 30, 2007	Jun 30, 2007
Operating income before depreciation, amortisation, goodwill impairment and other charges (OCF)	317.8	313.0	305.7	315.3	1,251.8
Reconciling items					
Depreciation and amortisation	(296.5)	(288.2)	(309.4)	(309.2)	(1,203.3)
Other income (charges)	(30.9)	(15.6)	(11.6)	(3.1)	(61.2)
Operating (loss) income	(9.6)	9.2	(15.3)	3.0	(12.7)
Fixed Asset Additions (Accrual Basis)	147.3	178.6	154.9	156.2	637.0
Fixed assets acquired under capital leases	(5.7)	(8.8)	(6.6)	(8.6)	(29.7)
Changes in liabilities related to fixed asset additions	(8.0)	(12.0)	4.3	(14.0)	(29.7)
Total Purchase of Fixed Assets and Intangible Assets	133.6	157.8	152.6	133.6	577.6

Note: LTM information has been derived from previously reported quarterly results. For further details regarding these results, see the information on our Earnings Releases filed on Form 8-K on November 8, 2006, February 28, 2007, May 9, 2007 and August 8, 2007

LTM Non-GAAP Reconciliations
June 30, 2008

(in £ millions) (unaudited)

	Three months ended				LTM ended
	Sep 30, 2007	Dec 31, 2007	Mar 31, 2008	Jun 30, 2008	Jun 30, 2008
Operating income before depreciation, amortization, goodwill impairment and other charges (OCF)	341.5	321.0	324.2	332.9	1,319.6
Reconciling items					
Depreciation and amortization	(303.7)	(315.9)	(324.2)	(301.5)	(1,245.3)
Goodwill impairment	-	-	-	(366.2)	(366.2)
Other income (charges)	8.9	(22.9)	(4.6)	1.7	(16.9)
Operating (loss) income	46.7	(17.8)	(4.6)	(333.1)	(308.8)
Fixed Asset Additions (Accrual Basis)	128.2	140.3	137.1	155.7	561.3
Fixed assets acquired under capital leases	(12.7)	(17.9)	(22.7)	(29.6)	(82.9)
Changes in liabilities related to fixed asset additions	22.3	(10.2)	10.6	(17.8)	4.9
Total Purchase of Fixed Assets and Intangible Assets	137.8	112.2	125.0	108.3	483.3

Note: LTM information has been derived from previously reported quarterly results. For further details regarding these results, see the information on our Earnings Releases filed on Form 8-K on November 7, 2007, February 28, 2008, May 8, 2008 and August 7, 2008



Amendment request

Lender presentation

15 October 2008